     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 10, 1997

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                                 PEAPOD, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    7389                    36-4118175
     (STATE OR OTHER          (PRIMARY STANDARD            (IRS EMPLOYER
     JURISDICTION OF              INDUSTRIAL            IDENTIFICATION NO.)
     INCORPORATION OR        CLASSIFICATION CODE
      ORGANIZATION)                NUMBER)

                             1033 UNIVERSITY PLACE
                           EVANSTON, ILLINOIS 60201
                                (847) 492-8900
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                JOHN C. WALDEN
                           EXECUTIVE VICE PRESIDENT
                       FINANCE AND BUSINESS DEVELOPMENT
                                 PEAPOD, INC.
                             1033 UNIVERSITY PLACE
                           EVANSTON, ILLINOIS 60201
                                (847) 492-8900
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  COPIES TO:
             JOHN J. SABL                         PHILIP J. NIEHOFF
            SIDLEY & AUSTIN                      MAYER BROWN & PLATT
       ONE FIRST NATIONAL PLAZA                  190 S. LASALLE ST.
        CHICAGO, ILLINOIS 60603                CHICAGO, ILLINOIS 60603
            (312) 853-7567                         (312) 701-7843

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an Offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering. [X] 333-24341

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                               ----------------

                        CALCULATION OF REGISTRATION FEE
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
                                                    PROPOSED       PROPOSED
                                      AMOUNT        MAXIMUM        MAXIMUM
       TITLE OF SECURITIES            TO BE      OFFERING PRICE   AGGREGATE       AMOUNT OF
        TO BE REGISTERED            REGISTERED     PER SHARE    OFFERING PRICE REGISTRATION FEE
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
Common Stock, $.01 par value(1)..   460,000(2)       $16.00       $7,360,000        $3,485

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(1) Includes 460,000 associated preferred stock purchase rights ("Rights") to purchase 1/100 of a share of Series A Junior Participating Preferred Stock, par value of $.01 per share. Rights initially are attached to and trade with the Common Stock of the Registrant. The value attributable to such Rights, if any, is reflected in the market price for the Common Stock.
(2) Includes 60,000 shares which the Underwriters have a right to purchase to cover over-allotments, if any.

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

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-24341) filed by Peapod, Inc. ("Peapod") with the Securities and Exchange Commission (the "Commission") on April 1, 1997, as amended by Amendment No. 1 to the Registration Statement on Form S-1 filed by Peapod with the Commission on May 12, 1997, Amendment No. 2 to the Registration Statement on Form S-1 filed by Peapod with the Commission on May 15, 1997, and Amendment No. 3 to the Registration Statement on Form S-1 filed by Peapod with the Commission on June 9, 1997, which was declared effective by the Commission on June 10, 1997, are incorporated herein by reference.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN CHICAGO, ILLINOIS ON JUNE 10, 1997.

                                          Peapod, Inc.


                                               /s/ Andrew B. Parkinson
                                          By: _________________________________
                                                    Andrew B. Parkinson
                                                         President

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON JUNE 10, 1997 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

                 SIGNATURE                                   TITLE(S)
                 ---------                                   --------


        /s/ Andrew B. Parkinson             Chairman, President and Chief Executive
___________________________________________   Officer (principal executive officer) and
            Andrew B. Parkinson               Director

                     *                      Executive Vice President, Chief Technology
___________________________________________   Officer and Director
            Thomas L. Parkinson
          /s/ John C. Walden                Executive Vice President, Finance and
___________________________________________   Business Development (principal financial
              John C. Walden                  officer)

         /s/ Earl W. Rachowicz              Vice President and Controller (principal
___________________________________________   accounting officer)
             Earl W. Rachowicz


                     *                      Director
___________________________________________
               Tasso H. Coin

                     *                      Director
___________________________________________
            Steven M. Friedman

                     *                      Director
___________________________________________
             Trygve E. Myhren

                     *                      Director
___________________________________________
            Seth L. Pierrepont


        /s/ John C. Walden
*By: ________________________________
            John C. Walden
         as Attorney-in-Fact

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                              DESCRIPTION
  -------                             -----------
  5.1      Opinion of Sidley & Austin......................................
 23.1      Consent of KPMG Peat Marwick LLP................................
 23.2      Consent of Sidley & Austin (included in Exhibit 5.1)